                                                             Exhibit 1.A. (10)
                                                             NEV APP-19-87

The New England
Your Financial Partner

                                          For Company Use Only
                                          No
                                            -------------------

Part I - Application to The New England Life
Insurance Company for Insurance on the Proposed Insured

Insured Proposed:
                    --------------------------------------
                    (Print name as it should appear in policy)

Questions below pertain to Proposed Insured unless otherwise indicated.

1.   Address (Include street and number, city, state and zip code)

a.   Residence
     -------------------------------------------------------

b.   Business
     -------------------------------------------------------

2.   Premium Notice Address - Proposed Insured
     ___   at 1 .a.       ____  at 1 .b.

     ___   Other than Proposed Insured (Give Name and Address)

------------------------------------------------------------
     (Street)    (City)     (State)    (Zip Code)

3.   Social Security or Employer Identification Number

Proposed
Insured
--------------------------------
First Owner
--------------------------------

4.   Birthplace
     -----------------------------------
     (City)  (State or Country)

5.   Citizen of
     -----------------------------------

6.   Birthdate
     ------------------------------------------
     (mo/day/yr)

7. Marital Status
     ___   Married    ___  Single
     ___   Divorced   ___  Widowed    ___  Separated
Continued on Reverse Side

8.   Age (Nearest Birthday)
     --------------------------------------------

9.   Sex  ___Male   ____  Female

10.  a.   Occupation
          ---------------------------------

     b.   Principal Duties
          ---------------------------------

     c.   Other Duties
          ---------------------------------

11.  a. Employer
        -----------------------------------

     b.   Nature of Business
          ---------------------------------
          ---------------------------------

12.  a.   Annual income after business expenses and before income
          taxes: (Answer every item)
          Earned income: $___________ Other income:$_______________
                                                   (Describe in 23)
     b.   Net worth: $__________________

13. Life Insurance (Personal, Business and Group) in Force (If none, so state) (Put "B" to the left of any business insurance listed)

Company              Year of Issue         Amount    ADB

-------------------  -------------------   --------  -----------
-------------------  -------------------   --------  -----------
-------------------  -------------------   --------  -----------

14. Any insurance or annuity in this or any other company which has been or will be replaced as a result of this application for insurance? (If "Yes', complete required replacement forms; list company, policy number & amounts in 23)
     ___ Yes ____ No

15.  a.  Any cigarette smoking in past year?  ____ Yes ___No
     b.  Any other tobacco use in past year?  ____ Yes ___No

16. Any other negotiations for life, disability or accidental death insurance pending or contemplated? ____ Yes ___No
     (If "Yes", see 23)

17.  Any intent to travel or reside outside USA? ___ Yes ___ No
     (If "Yes", see 23)

Continued on Reverse Side

18. Any participation within the past 3 years or intent to participate in: any flights as a trainee, pilot or crew member; SCUBA diving; sky diving; hang gliding; or motor racing? (If "Yes", complete applicable Questionnaire ___Yes ___ No

19.  Any suspension or revocation of driver's license within past 2 years?
     ___ Yes ___ No  (If "Yes" see 23)

20. Any treatment for or consultation with a physician concerning a heart attack, a stroke or cancer (other than skin cancer) within past 2 years? ____ Yes ___No

21. Any change in health or any treatment by or consultation with a physician since the date of Part II of this Application? (Answer only if Part II is dated prior to Part I. If "Yes'; see 23)

     ____ Yes ___No

22.  Is Proposed Insured currently employed less than full time? ____ Yes ___No


23.  Explain "Yes" answers (Attach memo if more space needed)

     ----------------------------------------------------------
     ----------------------------------------------------------
     ----------------------------------------------------------
     ----------------------------------------------------------

24.  Plan of Insurance
     -------------------------------------------------------

     Riders (Complete any additional application needed)
     ___   Waiver of Premiums
     ___   Acc. Death Ben.  $
                            ------------------
     ___   Purchase Option  $
                            ------------------
     ___   Level Term       $
                            ------------------

25.  Face Amount of Policy  $
     ------------------------------------------------

26. If available under policy applied for, state Planned Annual Unscheduled Payment.$
             ----------------------

27.  Death Benefit Option (if available under policy applied for):

     ___   Option 1 (Face Amount)
     ___   Option 2 (Face Amount plus any Excess Cash Value)

28.  Indicate any special request (Attach memo if more space needed)
                                                                     ------
     ---------------------------------------------

29.  Beneficiary (Include relation to Proposed Insured)
Continued on Reverse Side

     (1)  Primary                   (2)  Secondary
     ---------------------------    ---------------------------

30.  Is Proposed Insured to own the policy? ____ Yes ___No
     (If "No" name the Owner (Include relation to Proposed Insured) (Note: a numbered sequence may be used to name successive Owners)

     --------------------------------------------------------------

31.  Premium Mode
     ___  Annual  ___  Semi-Annual  ___  Quarterly
     ___  Other (see 28)

32. If available under policy applied for, are premiums in default to be paid automatically by policy loan?
     ____ Yes ___No

33. If available under policy applied for, is the Special Premium Option elected for premiums in default?
     ____ Yes ___No

34.  Prepayment $____________    ____ None (If Question 20 or 21 is answered
     "Yes", no prepayment is permitted)

35. Account Allocation (whole %) (Minimum 10% in each selected account) ___% Capital Growth
     ___%  Money Market
     ___%  Bond Income
     ___%  Stock Index
     ___%  Managed
     100%  Total

36.  Suitability Statement by Applicant
     a.   Did you receive the prospectus? ____ Yes ___No
          (If "Yes", give date of prospectus)__________

     b.   Do you understand that
          - the death benefit may increase or decrease depending on the policy's investment return, but will never be less than the guaranteed minimum? ____ Yes ___No

          - the cash value may increase or decrease depending on the investment return? ____ Yes ___No
     c. Do you believe that this policy will meet insurance needs & financial objectives? ____ Yes ___No


Continued on Reverse Side

 .    The death benefit may be variable or fixed under specified conditions.

 .    The cash values may increase or decrease in accordance with separate investment account experience.

     Administrative Office Use: Additions and Amendments

General To the best of my knowledge and belief, the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in "Additions and Amendments" as to: (a) age; or (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

When Insurance Takes Effect. If a prepayment is made in connection with this Application, the Insurance will take effect as stated in the Prepayment Receipt and Temporary Life Insurance Agreement. Otherwise, the insurance will take effect only when the first premium is paid; provided that at the time of such payment: (a) this Application has been approved by the Company at its Administrative Office; and (b) there has been no change in insurability as represented in this Application since the date of the Application.

Limitation on Authority of Agents and Examiners. Agents and Examiners do not have authority: (a) to determine insurability; or (b) to change any terms of this Application; or (c) to make a contract for the Company.

Cost of Insurance Rates May Change. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.

Signed at (City and State)_________________Date __________19____

-------------------- --------------------    ---------------------------
Agent                Proposed Insured        Applicant if other than
                                             Proposed Insured

New England Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02116

                                                        Agent's Certificate

Proposed Insured                                    No.
----------------------------------------------------   ------------------
Completion Required in Every Case


1.   Source of Client (Check only one)
     Previous TNE Policyholder
     ___  a.   Agent's Own Client
     ___  b.   Orphan Policyholder
     ___  c.   TNE Group Insured

     New Policyholder
     ___  d.   Acquaintance
     ___  e.   Referred Lead
     ___  f.   Direct Mail
     ___  g.   Published Sources
     ___  h.   Other

Agent's
     ___  j.   Own Life
     ___  k.   Immediate Family
     ___  i.   Business Associate

2.   How long have you known Proposed Insured?
                                               --------------

3. If name of Proposed Insured has changed within past 10 years by Marriage or otherwise, give previous name.

4.   Give Proposed Insured's addresses for the past 5 years.

     a.   Residence Address shown on Part I?
          Former Business Addresses:
          From Mo. Yr.
                        -----------------------
          To Mo. Yr. Present
                            -------------------

     b.   Business Address shown on Part I?
          Former Business Addresses:
          From Mo. Yr.
                        -----------------------
          To Mo. Yr. Present
                            -------------------

5.   If Proposed Insured is a minor or married
     a. Give full name and relationship of person responsible for support, if a minor; or spouse, if married.

          --------------------------------------------------

     b.   How much insurance is in force or applied for on  person named above?

          -----------------------------------

6. Explain insurable interest of applicant, proposed beneficiary or proposed owner if not a relative nor a business partner or associate of Proposed Insured.

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

7.   a.   Your estimate (in figures) of annual income after business expenses and before income taxes of Proposed
          Insured's:
          Earned Income     $
                            -----------------
          Other Income      $
                            -----------------
                            Total Income     $
                                              --------------
          Spouse's income   $
                             -------------

     b.   Your estimate (in figures) of  Proposed Insured's networth:
               $
                -------------

8.   Indicate who will pay premiums for this insurance (If
     guardianship funds involved, evidence of authority is
     required.)
                ------------------------------------------

9. Has insurance on the life of the Proposed Insured ever been declined, postponed, or modified as to plan, amount or rate? (If "Yes", explain fully) _____Yes No_____

10. Do you have knowledge or reason to believe that any insurance or annuity in this or any other company has been or will be replaced as a result of this
     application for insurance?   _____Yes   No_____

11.  Does Proposed Insured contemplate any change in
     occupation or duties?    _____Yes   No_____
     (If "Yes" explain fully)

12.  Education

     ___a. High School ___b. Attended College
     ___c. College Graduate  ___Graduate School

13.  Employment Status (Check Employer and Field and Level, or check Other
     Status)

Employer                  Corporation       Field            Level             Other Status
_a. Government            _1) Professional  _a. Business     _a. Professional  _j. Armed Forces
_b Non Profit Org.        _2) Closely Held  _b. Sales        _b. Executive     _k. Student
_c. Partnership           _3) Other         _c. Medicine     _c. Middle Mgr.   _j. Homemaker
_d. Sole Proprietorship                     _d. Law          _d. Supervisory   _m. Unemployed
_e. Self Employed                           _e. Agriculture  _e. Technical     _n. Retired

                                            _f. Education    _f. Clerical
                                            _g. Other        _g. Craftsman
                                                             _h. Laborer

14.  Purpose Of Policy          Life

Personal              Estate Plan            Business

__a. Single Need      __f. Liquidity         __k. Key EE.
__b. Program          __g. Capital & Income  __l. Buy-Sell
__c. Gift             __h. Char. Gifts       __m. Def. Comp.
__d. Salary Svngs.    __j. Other             __n. Salary Cont.
__e. Other                                   __o. Split Dollar
(If purpose is business, complete Questions 16-20 on reverse)


15.  Ledger Services Used
     a.    Capital Needs or Income Analysis      ___Yes ___No

     b.    Estate Analysis Service    ___Yes ___No

To the best of my knowledge, I have presented the Company all pertinent facts regarding the Proposed Insured and regarding this application.

-------------       --------------------------
Date                Signature of Agent

Accepted for the Company

By:
   -------------------------   ---------------
                               Date

General Agent's Certificate

If agent of another Company, give name of other
Company
       --------------------------------------

Is agent licensed where this application is written?

-------------       -------------------------------
Date                Signature of General Agent

For Business Life Insurance Only

16. If premiums are to be paid by corporation, give exact name of corporation and State of incorporation.

     Submit evidence of authority, unless corporation is sole beneficiary and sole owner.

17.  a.   Give names of other officers, key employees or partners on whom business insurance is in force or proposed and amount of business insurance on each.

Name                Title               Amt. of Business   Amt. Of Business
                                        Ins. in force      Ins. Proposed

------------------  ------------------  ----------------   ------------------

------------------  ------------------  ----------------   ------------------

------------------  ------------------  ----------------   ------------------


     b. Are there any officers, key employees or partners among the executives or partners on whom business insurance is not in force or proposed?
          ____Yes    ____No  (If "Yes" give details)

          -------------------------------------------
          -------------------------------------------

18.  If Applicant is a Corporation
          a.   What is the present net worth?  $
                                               --------------
          b    What percentage of stock is held by Proposed Insured?
               ________%

19. If Applicant is a Partnership, give full names of partners, and percent of interest of each

     ____________________________   _____________%
     ____________________________   _____________%
     ____________________________   _____________%

20. It is frequently advisable to describe a Proposed Insured's value to the business including skills, financial loss expected, financial resources, etc. which warrant the amount of insurance requested (Submit a separate letter if more space needed)

     -----------------------------------------------------------------
     -----------------------------------------------------------------
     -----------------------------------------------------------------

     Owner's Certification Section (in lieu of W9)
     Owner's Social Security or Employer Identification Number.

     --------------------------------------------

     ___  I am   ___ I am not subject to backup withholding under Section
     3406(a)( 1 )(c) of the Internal Revenue Code. Under penalties of perjury, I certify that the information provided in this section is true, correct and complete.

-----------------------------   --------------
Owner's Signature               Date

Enter any request for additional or alternate life policies.


Agent's Identification Plate
                       (Agent's
                       Code
(Agent's Name)         Number)      (Commission Split %)

                                                                      APP-557-91

----------------------------------------------------------------------------------------------
Application To                              Policy Number
                                                           -----------------------------------

                          NEW ENGLAND LIFE INSURANCE COMPANY

Questions below pertain to the Proposed Insured unless otherwise indicated.

Part I


----------------------------------------------------------------------------------------------

Personal     1.   Print Name as it is to appear on the   2.   Social Security Number
                  policy.
                  -------------------------------------        --------------------------------
Data
                                                               --------------------------------

                  -------------------------------------
                  First           MI             Last
                            -------------------
             3.   Birthplace                     4.  Marital  [_] Single       [_] Married
                            -------------------      Status   [_] Widowed      [_] Divorced
                              (state/county)                  [_] Separated

                            -------------------                  -----
             5.   Birth Date                     6.  Age Nearest      7.  Sex  [_]  Female
                            -------------------      Birthday    -----         [_]  Male
                            month   day   year
----------------------------------------------------------------------------------------------

                            ------------------------------------------------------------------
Address      8.a. Residence

                            ------------------------------------------------------------------
                            Street                      City         State    Zip
                            ------------------------------------------------------------------
               b. Business

                            ------------------------------------------------------------------
                            Company/Street              City         State    Zip
               c. Premium   [_]  Proposed Insured    [_]  Other (Give name and address.)
                                                  --------------------------------------------
                  Notice    [_]   a. Residence
                  Address   [_]   b. Business
                                                  Street
                                                  City/State/Zip
                                                  --------------------------------------------

----------------------------------------------------------------------------------------------

Beneficiary  9.   Beneficiary                     10.    Owner  [_]   Proposed   [_] Other
and Owner         Primary                                             Insured
                  ----------------------------
                                                  If other, specify below. (Use a numbered
                                                  sequence to designate successive owners.)
                  ----------------------------
                  Names and Relation to Proposed    ------------------------------------------
                  Insured

                  Secondary
                  ----------------------------      ------------------------------------------
                                                     Names and Relation to Proposed Insured

                                                  First Owner's Social Security
                  ----------------------------    or Taxpayer ID Number
                  Names and Relation to Proposed    -------------------------------------------
                  Insured
                                                    ------------------------------------------
----------------------------------------------------------------------------------------------

Part I
Application
Continued

--------------------------------------------------------------------------------------------
                         ------------------------                   ------------------------
Plan/Amount  11.   Plan                          12.   Face Amount  $
                         ------------------------                   ------------------------

             -------------------------------------------------------------------------------

             13.  [_]  Universal Life Product*
                   a.  Planned Annual Premium          c.  Death Benefit Option
                            ---------------------          [_] Option 1 (Face Amount)
                   Year 1   $
                            ---------------------          [_] Option 2 (Face Amount plus
                                                               Cash Value)
                            ---------------------
                   Renewal  $
                            ---------------------

                   b. [_]  Waiver of Monthly Deductions

--------------------------------------------------------------------------------------------

             14.   [_] Variable Life Product*
                      (Complete Variable Life Section (questions 35 through 39)
                      for scheduled premium, allocations, etc.)
             -------------------------------------------------------------------------------

             *  COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed;
                and the Company may charge the full maximum guaranteed rates.

--------------------------------------------------------------------------------------------

Benefits/    15.   Waiver of Premiums Benefits
Riders             a. [_] Waiver of Premium -             c. [_] Applicant's Waiver** -
(**Complete                Proposed Insured                        Juvenile Insured
additional                                                      [_]  Death or Disability
form.)             b. [_] Applicant's Waiver** -                [_]  Death Only
                               Adult Insured
             -------------------------------------------------------------------------------

                                  ---------------
             16.   a. [_] Acc.     $                      f. [_] Paid-Up Additions
                          Death   ---------------
                                                                                -------------
                                                                 [_] Lump Sum    $
                                                                     At Issue   -------------
                                  ---------------
                   b. [_] Level    $
                          Term    ---------------

                                                                 [_] Annual
                                  ---------------
                   c. [_] Purchase $
                          Option  ---------------
                                                                                -------------
                                                                     At Issue    $
                                                                                -------------

                                                                                -------------
                   d. [_]   Children's Insurance Rider**             Thereafter  $
                                                                                -------------
                                  ---------------
                                  $
                                  ---------------
                                                          g. [_]   1 Year Term (dividends)
                   e. [_]   Additional Protection (FTR)
                            First Year Total Coverage                           -------------
                            (FTR Amount plus              h. [_]   Spouse        $
                            Amount shown in 12.)                   Rider**      -------------
                                  ---------------                        -------------------
                                  $                       i. [_]   Other
                                  ---------------                        -------------------

                      [_]   Level

                      [_]   Increasing

                            Increase
                                          -------
                            Percentage          %
                                          -------
                                          -------
                            Number of Years
                                          -------

                      [_]   Offset Amount (for list
                            billed policies only)
                                  ---------------
                                   $
                                  ---------------

--------------------------------------------------------------------------------------------

Part I
Application
Continued

-------------------------------------------------------------------------------------------------------------------------------
Health        17.  Any treatment for or consultation with a physician                                   [_] YES  [_] NO
                   concerning a heart attack, a stroke or cancer (other than
                   skin cancer) within past 2 years? (If YES, explain in REMARKS.)

              18.  Any change in health or any treatment by or                                          [_] YES  [_] NO
                   consultation with a physician since the date of Part II of this Application? (If YES, explain in REMARKS.)

-------------------------------------------------------------------------------------------------------------------------------

Premium       19.  [_]   Annual                         [_]  Semi Annual                [_]   Quarterly
Payment
(*Complete                        -----------------                                                          ----------------
additional         [_]   MSA No.                                                        [_] List Bill No.
form.)                            -----------------                                                          ----------------

                        [_]  New Account*                                               [_] Level Billing Option* (For graded
                                                                                            premium life plans only.)
                        [_]  Add to Existing Account
                                                                                                             ----------------
                                                                                            Amount   $
                                                                                                             ----------------
                                -------------------
              20.  Prepayment*   $                                                      [_]  None
                                -------------------
                   (If question 17. or 18. is answered YES, no prepayment is permitted.)

              21.  [_]   Automatic Payment of Premium in Default (if available)
                         From Dividend Accumulations                                                    [_] YES  [_] NO
                         By Policy Loan                                                                 [_] YES  [_] NO

-------------------------------------------------------------------------------------------------------------------------------
Dividend      22.  a. [_]   Cash     b. [_]   Premium Reduction  c. [_]   Paid-Up Additions
Option             d. [_]   Accumulations e. [_]   Add to Cash Value (Universal Life Only)

              23.  If available under policy applied for, state year in which: dividend option is to be changed to Premium Reduction; and any remainder of the premium
                   is to be paid with surrendered Paid-Up Additions or Accumulations.                        ----------------

                                                                                                             ----------------
-------------------------------------------------------------------------------------------------------------------------------
Policy        24.  If available, special Policy Date requested is:
Date                      -----------------
                   [_]  a.                        or         [_]  b. latest date that retains Proposed
                          -----------------                          Insured's age last birthday.
                             mo day yr


              Note: Date more than 30 days prior to date of application not allowed if Paid-Up Additions Riders,
                    Variable Life or Universal Life applied for.

-------------------------------------------------------------------------------------------------------------------------------
Existing      25.  Life Insurance In Force (If none, so state. Type - P = Personal, B = Business, G = Group)
Insurance
                                                               Yr of
                   Company                         Type        Issue              Life Amount                ADB Amount
                   ------------------------------------------------------------------------------------------------------------
                                                                                  $                          $
                   ------------------------------------------------------------------------------------------------------------
                                                                                  $                          $
                   ------------------------------------------------------------------------------------------------------------
                                                                                  $                          $
                   ------------------------------------------------------------------------------------------------------------
                                                                                  $                          $
                   ------------------------------------------------------------------------------------------------------------

              26.  If Juvenile Insured, state relation to and amount of life insurance in force or applied for on person responsible for support of Proposed Insured.

                   Relation to Proposed Insured                                                 Amount of Insurance
                   ----------------------------                                                 -------------------


-------------------------------------------------------------------------------------------------------------------------------

Part I
Application
Continued

--------------------------------------------------------------------------------------------
Existing      27.  Any life Insurance or annuity in this or any other    [_] YES      [_] NO
Insurance          company which has been or will be replaced as a
(Cont'd)           result of this Application for insurance? (If YES,
                   complete the following and submit replacement forms
                   if required.)
                                   1035
                   Company         Exch.     Policy Date  Policy Number    Amount
                   -------------------------------------------------------------------------
                                                                           $
                   -------------------------------------------------------------------------
                                                                           $
                   -------------------------------------------------------------------------
                                                                           $
                   -------------------------------------------------------------------------

              28.  Has life or disability insurance on your life ever    [_] YES      [_] NO
                   been declined, postponed or modified as to plan, amount or rate?
                   (If YES, give details in REMARKS.)
--------------------------------------------------------------------------------------------
Smoking/      29.  Has Proposed Insured:
Driving
                   a.  Used any tobacco in the past year?                [_] YES      [_] NO
                       If YES, complete the following:
                                                       ---------------------
                          How many cigarettes per day?
                                                       ---------------------
                          If other than cigarettes, please explain.
                   ---------------------------------------------------------------

                   ---------------------------------------------------------------

                   b.  Been convicted in the past 2 years of: driving    [_] YES      [_] NO
                       under the influence of alcohol or drugs; or 2 or more
                       moving violations?
                       (If YES, complete supplemental form.)

                                          ------------------------           ---------------
              30.  a.  Drivers License No.                          b.  State
                                          ------------------------           ---------------
--------------------------------------------------------------------------------------------
Avocation/    31.  Have you in the past 2 years participated in, or do
Aviation/          you intend to participate in: any flights as a trainee,
Foreign            pilot or crew member; underwater sports (SCUBA diving,
Travel             skin diving, snorkeling, hardhat); sky sports (sky diving, hang gliding, parachuting, ballooning); or motor racing
                   (auto, motorcycle, motorboat)?                        [_] YES      [_] NO
                   (If YES, complete supplemental form.)

              32.  Do you intend to travel or reside outside of the      [_] YES      [_] NO
                   United States?
                   (If YES, give details in REMARKS.)
--------------------------------------------------------------------------------------------
Occupation         (If Juvenile Insured, complete with Payor data.)
And                               ----------------------------------------------------------
Financial     33.  a.  Occupation


                                  ----------------------------------------------------------
                                                 (Give Job Title and Duties)

                                  ----------------------------------------------------------
                   b.  Employed by
                                  ----------------------------------------------------------

                                  --------------------             -------------------------
              34.  a.  Annual                         b.  Net
                       Income                             Worth
                                  --------------------             -------------------------
--------------------------------------------------------------------------------------------
Remarks/           (Attach additional sheet, if necessary.)
Special
Requests for
additional
coverage

--------------------------------------------------------------------------------------------

Part I
Application
Continued
--------------------------------------------------------------------------------

Variable  35.  If available under policy applied for, state Planned Annual
Life           Unscheduled Payment.
Section        ---------------------
               $
               ---------------------

          36.  Death Benefit Option (if available under policy applied for):
               (See Prospectus for further explanation.)
               [_]  Option 1 (Face Amount)
               [_]  Option 2 (Face Amount plus any Excess Cash Value)

          37.  If available under policy applied for, is the
               Special Premium Option elected for premiums in default?
                                                                 [_] YES  [_] NO
          38. Account allocations (Whole %) (Minimum 10% in each selected account)*
               -----------------------
                                    %        Capital Growth
               -----------------------

               -----------------------
                                    %        Money Market
               -----------------------

               -----------------------
                                    %        Bond Income
               -----------------------

               -----------------------
                                    %        Stock Index
               -----------------------

               -----------------------
                                    %        Managed
               -----------------------

               -----------------------
                                    %        Fixed Account
               -----------------------

               -----------------------
                                    %
               -----------------------

               -----------------------
                                 100%        Total
               -----------------------

          39.  Suitability Statement by Applicant

               a. Did you receive the prospectus?                [_] YES  [_] NO

                  (If YES, give date of prospectus.)
                        --------------------
                        --------------------

               b. Do you understand that:
                  - the Option 2 death benefit may increase or   [_] YES  [_] NO
                    decrease depending on the policy's investment
                    return, but will never be less than the
                    guaranteed minimum?
                  - the cash value may increase or decrease      [_] YES  [_] NO
                    depending on the  policy's investment return?

               c. Do you believe that this policy will meet your [_] YES  [_] NO insurance needs and financial objectives?

          * The Cash Value will be allocated to the Money Market account, for an initial period described on page 1 of the prospectus.

          THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

          THE CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE

--------------------------------------------------------------------------------

Part II
Application

              (Complete only if medical or paramedical exam is not required.)

--------------------------------------------------------------------------------------------
Family        40.  a.                   Age            b.  Mother            Age
                   Father
                             --------------------------            -------------------------
                             if living    at death                 if living   at death
                             --------------------------            -------------------------

                             --------------------------            -------------------------

-------------------------------------------------------------------------------------------------

                             --------------------------
Medical       41.  a. Height ft.                   in. c. Any weight change
                             --------------------------   in the past year?    [_]  YES    [_] NO
Data                         -------------                        ----------
                   b. Weight          lbs.                If YES:       lbs.   [_]  Gain   [_] Loss
                             -------------                        ----------
-------------------------------------------------------------------------------------------------
              Give details for each YES answer to questions 42 through            YES      NO
              46 in question 47.

              42.  Have you ever been treated for or had any known indication of: frequent fatigue; frequent loss of appetite; frequent
                   night sweats; chronic diarrhea; enlarged lymph nodes;
                   unexplained infections; or unusual skin lesions?
                                                                                  [_]      [_]
              43.  Have you ever:
                   a. Received treatment, advice or counseling from a physician, other practitioner or an organization for an alcohol
                      problem?                                                    [_]     [_]
                   b. Used cocaine or other drugs except as prescribed by a
                      physician or licensed practitioner?                         [_]     [_]

              44.  Have you ever been treated for, or been diagnosed by a member of the medical profession as having Acquired Immune
                   Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC)?      [_]     [_]

              45.  Have you ever been treated for or diagnosed as having:
                   a. Cancer; tumor; or diabetes?                                 [_]     [_]
                   b. High blood pressure; stroke; or disease of
                      heart, blood or circulatory system?                         [_]     [_]
                   c. Any mental or nervous disorder; epilepsy; any
                      muscular or skeletal disorder; or any paralysis or
                      deformity?                                                  [_]     [_]
                   d. Disease or disorder of: kidneys; lungs;
                      stomach; liver; digestive system; or urinary
                      system?                                                     [_]     [_]

              46.  Other than above, have you within the past 5 years: had a      [_]     [_]
                   check up or consultation; been a patient in a medical
                   facility; or been advised to have any diagnostic test,
                   hospitalization or surgery?
--------------------------------------------------------------------------------------------
              47.  Give details to each YES answer to questions 42 through 46.
                   (Attach additional sheet, if necessary.)
              ------------------------------------------------------------------------------
                                         Detail and severity of condition.
              Ques. #     Onset Recov       Number of attacks. Specific       Physician/Health
              Letter      Mo/Yr Mo/Yr.    diagnosis, medication/treatment.    Facility address
              ------------------------------------------------------------------------------
                                         Illness
                                         -----------------------------------
                                         Treatment
              ------------------------------------------------------------------------------
                                         Illness
                                         -----------------------------------
                                         Treatment
              ------------------------------------------------------------------------------
                                         Illness
                                         -----------------------------------
                                         Treatment
              ------------------------------------------------------------------------------
                                         Illness
                                         -----------------------------------
                                         Treatment
              ------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

Application
Continued

--------------------------------------------------------------------------------
Company Use
(Additions and
Amendments)

--------------------------------------------------------------------------------
Declarations    General. To the best of my knowledge and belief the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the "Company Use" section as to: (a) age; or (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

                When Insurance Takes Effect. If a prepayment is made in connection with this Application, the insurance will take effect as stated in the Prepayment Receipt and Temporary Insurance Agreement. Otherwise, the insurance will take effect only when the first premium is paid; provided that at the time of such payment: (a) this Application has been approved by the Company at 501 Boylston Street, Boston, MA; and (b) there has been no change in insurability as represented in this Application since the date of the Application.

                Limitation on Authority of Agents and Examiners. Agents and
                Examiners do not have authority: (a) to determine insurability;
                (b) to change any terms of this Application; or (c) to make a contract for the Company.
--------------------------------------------------------------------------------
Authorization   In order that insurance can be issued, I authorize each of the following having records or knowledge of me or my health to give this information to the Company: a medical practitioner; a medical facility; an insurance company; the Medical Information
                Bureau; a consumer reporting bureau; and any other company, concern or person. If insurance on any minor child is applied for this authorization extends to records and knowledge of that child and the child's health. Information received by the Company may be disclosed to third parties in the conduct of the Company's business.

                I understand that: I have a right of access to and correction of all information obtained by the Company; I can ask to be interviewed with respect to any investigative consumer report; and I can ask for a copy of any such report. A photocopy of this authorization is as valid as the original. This authorization is valid for 30 months from the date it is signed. I have received a Notice of Information Practices; this Notice gives a more detailed description of the information practices of the Company.
--------------------------------------------------------------------------------
                        -------------------------       ------------------------
Signatures    Signed at                           Date
                        -------------------------       ------------------------
                          city            state           month    day    year

                        --------------------------------------------------------
              Proposed
              Insured
                        --------------------------------------------------------

                                 -----------------------------------------------
              Applicant if Other
              than Proposed
              Insured
                                 -----------------------------------------------

                                 -----------------------------------------------
              Agent
                                 -----------------------------------------------
--------------------------------------------------------------------------------
                                                   -----------------------------
Owner's       Owner's Social Security or Taxpayer
              Identification Number:
                                                   -----------------------------
Certification
(in lieu      [_] I am    [_] I am not     subject to backup withholding under
of W9)        Section 3406(a)(l)(c) of the Internal Revenue Code. Under
              penalties of perjury, I certify that the information in this section is true, correct and complete.
                        --------------------------       -----------------------
              Signature                            Date
              of Owner
                        --------------------------       -----------------------
                                                                month day year
--------------------------------------------------------------------------------

Agent
Certificate

              (Completion required in every case.)

-----------------------------------------------------------------------------------------------------------
Questions     1.   Did you see the Proposed Insured on the date the       [_]  YES   [_]  NO
                   application was signed?  If NO, explain in REMARKS.

              2.   Is the Proposed Insured a citizen of the USA?
                                                ----------------              -----------------------------
                   If NO, specify: Date of entry                 Type of visa
                                                ----------------              -----------------------------
                                                 mo    day    yr

              3.   If Proposed Insured's name has been changed in the past 10 years, give former name(s).
                   ----------------------------------------------------------------------------------------


                   ----------------------------------------------------------------------------------------
              4.   Provide phone number where Proposed Insured can be contacted.
                                                                                          --------------


                      Preferred calling time         AM         PM
                                              ------     ------

              5.   If Proposed Insured is a juvenile (ages 0 through 14);

                   a. Give name and relation of person responsible for support.
                   ----------------------------------------------------------------------

                   ----------------------------------------------------------------------------------------
                   b. Give Life Insurance in force on above person's life.
                                                                                ---------------------------

                   c. Are there any other children insured for less than this child?       [_] YES  [_] NO
                      If YES, provide details in REMARKS.

              6.   Has a nonmedical been submitted based on expanded nonmedical limit?     [_] YES  [_] NO
                   If YES:
                                      -------------                ----------------------------------------
                   Date of Physician's              Who completed
                   Exam detailed in APS             the exam?
                                      -------------                 ---------------------------------------
                                       mo day year                  Physician's name and address

              7.   Do you have knowledge or reason to believe that any insurance or annuity in this or any other company has been or will be replaced as a result of this Application for
                   insurance?                                                              [_] YES  [_] NO

              8.   Is this Business Insurance?                                             [_] YES  [_] NO
                   If YES, complete the following:

                   a. Describe purpose of insurance.
                      [_] Key Employee         [_] Buy-Sell                [_] Deferred Compensation
                      [_] Salary Continuation  [_] Split Dollar            [_] Section 162 Bonus
                      [_] Other (Describe in REMARKS.)

                   b. Are other key individuals insured or being
                      insured for similar amounts?                                         [_]  YES   [_]  NO
                      If NO, state why not.
                                                                                         ------------------
                   c. What percentage of business does the applicant own or control?                      %
                                                                                         ------------------

                   Give names and amount of business coverage in force and/or applied for for all key associates,  plus the percentage of ownership in each:

                       Name          Amount           %            Name            Amount            %
                   ----------------------------------------------------------------------------------------
                                  $                                              $
                   ----------------------------------------------------------------------------------------
                                  $                                              $
                   ----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Agent
Certificate
Continued
              (Completion required in every case.)

--------------------------------------------------------------------------------------------

                                                                                  ----------
                   d. Year Business was established.
                                                                                  ----------
                   e. For the Business, provide approximate amount of:
                        Assets          Liabilities        Net Worth         Net Income
                   -------------------------------------------------------------------------
                   $                 $                 $                  $
                   -------------------------------------------------------------------------

              9. If Paid Up Additions Rider or FTR was requested, submit copy of Illustration to the home office with Application.

              10. State Source of Funds if $10,000 or greater.

--------------------------------------------------------------------------------------------

              Complete questions 11 and 12 for Variable Life Only:

              11.  Is policyowner associated with a member firm of the NASD? (If
                   YES, give name and address of firm.)

                                   -----------
              12.  Tax Bracket (%)

                                   -----------

--------------------------------------------------------------------------------------------

Remarks


--------------------------------------------------------------------------------------------

Signature     To the best of my knowledge, I have presented the Company all pertinent facts regarding the Proposed Insured and regarding this Application.

                       ------------------------------        --------------------
              Signature                              Date
              of Agent                                       --------------------
                       ------------------------------          month  day  year

--------------------------------------------------------------------------------------------
                                                                  --------------------------
General       If agent of another company, give name of company.
Agent                                                             --------------------------
Certificate   Is agent licensed where Application is written?              [_] YES    [_] NO

                         ---------------------------------------       ---------------------
              Signature                                         Date
              of General                                               ---------------------
              Agent                                                       month day year
                         ---------------------------------------

--------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------
                                                                        Commission Split
Agent                                           Agent      Agency    -----------------------
Identification          Agent Name              Number     Number       First     Renewal
              ------------------------------------------------------------------------------

              ------------------------------------------------------------------------------

              ------------------------------------------------------------------------------

              ------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                         ---------------------------------------         -------------------
For Variable  Accepted for                                         Date
Life Only     the Company                                                -------------------
                         ---------------------------------------           month day year
--------------------------------------------------------------------------------------------

              COMPLETE ABOVE DATA IN ALL CASES FOR PROPER CREDITING OF COMMISSIONS